Prospectus Supplement
John Hancock Funds II
Fundamental All Cap Core Fund (the fund)
Supplement dated June 16, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective June 12, 2025 (the Effective Date), Emory W. (Sandy) Sanders, Jr., CFA no longer serves as a portfolio manager of the fund. Accordingly, as of the Effective Date, all references to Emory W. (Sandy) Sanders, Jr. were removed from the Summary Prospectus. Effectively immediately, Michael J. Mattioli, CFA and Nicholas P. Renart are added as portfolio managers of the fund. Jonathan T. White, CFA will continue as a portfolio manager of the fund, and together with Michael J. Mattioli and Nicholas P. Renart are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, the following information is added under the heading “Portfolio management”:
Michael J. Mattioli, CFA
Portfolio Manager and Senior Investment Analyst
Managed the fund since 2025
Nicholas P. Renart
Portfolio Manager and Senior Investment Analyst
Managed the fund since 2025
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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